EXHIBIT 10.4

                                 AMENDMENT NO. 6
                           TO THE AMENDED AND RESTATED
                       MASTER LOAN AND SECURITY AGREEMENT

            Amendment No. 6, dated as of September 27, 2004 (this "Amendment"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; as amended, hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), by and among American Home Mortgage Corp. ("AHMC"), AMERICAN HOME MORTGAGE INVESTMENT CORP. ("AHM Investment"), AMERICAN HOME MORTGAGE HOLDINGS, INC. ("AHM Holdings"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC. ("AHM Acceptance"), and AMERICAN HOME MORTGAGE SERVICING, INC., formerly known as Columbia National, Incorporated ("AHM Servicing" and together with AHMC, AHM Investment, AHM Holdings and AHM Acceptance, collectively, the "Borrowers", each, a "Borrower"), the lenders from time to time parties thereto (the "Lenders") and Morgan Stanley Bank, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                                    RECITALS

            The Borrowers have requested that the Lenders agree to amend the Existing Loan Agreement to extend the Termination Date from September 30, 2004 to September 26, 2005 and to effect certain other changes, as set forth in this Amendment. The Lenders are willing to agree to such amendment, but only on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            SECTION 1. Amendments.

            (a) The table of contents in the Existing Loan Agreement is hereby amended by adding in proper numerical order the following reference to Schedule 8:

                "Schedule 8 Leverage Calculations"

            (b) Section 1.01 of the Existing Loan Agreement is hereby amended by inserting in proper alphabetical order the following new defined terms:

                "'Recognized Assets' shall mean, at any time, the total amount of recognized assets of the Borrowers, determined in accordance with the calculations set forth in respect thereof on Schedule 8 hereto."

                "'Sixth Amendment' shall mean that certain Amendment No. 6 and Agreement, dated as of September 27, 2004, by and among the Borrowers, the Lender and the Agent."


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                "'Sixth Amendment Effective Date' shall mean the "Amendment
         Effective Date", as defined in the Sixth Amendment."

                "'Total Liabilities' shall mean, at any time, the total amount of liabilities of the Borrowers, determined in accordance with GAAP on a consolidated basis."

            (c) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Applicable Collateral Percentage" in its entirety and substituting in lieu thereof the following new definition:

                "'Applicable Collateral Percentage' shall mean, with respect to each Eligible Mortgage Loan, the applicable collateral percentage set forth in the chart below opposite the applicable type of Mortgage Loan:


            -------------------------------------------------------------------
                  Type of Mortgage Loan       Applicable Collateral Percentage
            -------------------------------------------------------------------
              Agency Eligible Mortgage Loan                98.0%
               Alternate 'A' Mortgage Loan                 97.0%
             Conduit Eligible Mortgage Loan                97.0%
               Interest-Only Mortgage Loan                 97.0%"
            -------------------------------------------------------------------

            (d) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and substituting in lieu thereof the following new definition:

                "'Applicable Margin' shall mean 70 basis points (0.70%) per annum."

            (e) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting clause (i) from the definition of "Collateral Value" in its entirety and substituting in lieu thereof the following new clause (i):

                "(i) The aggregate Collateral Value of all Alternate 'A' Mortgage Loans included in the Borrowing Base at any time shall not exceed 40% of the Maximum Credit at such time;"

            (f) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting clause (iii) from the definition of "Collateral Value" in its entirety and substituting in lieu thereof the following new clause (iii):

                "(iii) The aggregate Collateral Value of all Interest-Only Mortgage Loans with an LTV greater than 80% and less than or equal to 95% included in the Borrowing Base at any time shall not exceed $50,000,000;"

            (g) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and substituting in lieu thereof the following new definition:

                "'Termination Date' shall mean September 26, 2005 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law."

            (h) Section 3.04 of the Existing Loan Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                "3.04 Minimum Usage Fee. If, as tested on the first Business Day of each fiscal quarter, the average principal balance of the Loans outstanding hereunder ("Average Usage") during the immediately preceding fiscal quarter shall be an amount less than $120,000,000, the Borrowers hereby agree to pay to the Agent, for the account of the Lenders, a minimum usage fee ("Minimum Usage Fee"), computed at the rate of 70 basis points (0.70%) per annum on the amount equal to the difference between the Maximum Credit and the Average Usage, in each case payable quarterly in arrears on the first Business Day of the following fiscal quarter and on the Termination Date, such payment to be made in dollars in immediately available funds, without deduction, set-off or counterclaim, to the Agent at the account set forth in
         Section 3.01(a) hereof."

            (i) Section 6.01 of the Existing Loan Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                "6.01 Legal Name. On the Sixth Amendment Effective Date, the exact legal name of the each Borrower is, and during the four months immediately preceding the date hereof, such name has been, respectively, American Home Mortgage Corp., American Home Mortgage Investment Corp., American Home Mortgage Holdings, Inc., American Home Mortgage Acceptance, Inc. and in the case of AHM Servicing such legal name is American Home Mortgage Servicing, Inc. on the date hereof and has also been Columbia National, Incorporated during the four months immediately preceding the Sixth Amendment Effective Date; and no Borrower has used any previous names, assumed names or trade names except as set forth on Schedule 4 attached hereto."

            (j) Section 7.08 of the Existing Loan Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                "7.08 Reports.

                (a) The Borrowers shall provide the Agent with a monthly production report, which shall include a summary of all loans closed by the Borrowers and all loan applications approved by the Borrowers during the preceding calendar month."

                (b) The Borrowers shall provide the Agent with a quarterly report, which report shall include, among other items, a summary of the Borrower's delinquency and loss experience with respect to mortgage loans serviced by the Borrowers, any Servicer or any designee of either, plus any such additional reports as the Agent may reasonably request with respect to the Borrowers' or any Servicer's servicing portfolio or pending originations of mortgage loans."

            (k) Section 8(p) of the Existing Loan Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                "Tangible Net Worth of AHM Investment shall at any time be less than the sum of $500,000,000 plus 50% of net proceeds from the issuance of any equity securities of AHM Investment or any of AHM Investment's consolidated Subsidiaries."

            (l) Section 8(q) of the Existing Loan Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

                  "The amount of Recognized Assets shall at any time be less than the amount of Total Liabilities."

            (m) The Existing Loan Agreement is hereby amended by deleting
Schedule 3 to the Existing Custodial Agreement in its entirety and substituting in lieu thereof the Schedule 3 attached hereto.

            (n) The Existing Loan Agreement is hereby amended by deleting
Schedule 4 to the Existing Custodial Agreement in its entirety and substituting in lieu thereof the Schedule 4 attached hereto.

            (o) The Existing Loan Agreement is hereby amended by inserting in proper numerical order Schedule 8 attached hereto.

            SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied, and upon satisfaction of such conditions precedent the Amendment Effective Date shall be the date of this Amendment:

            2.1 Delivered Documents. On or before the Amendment Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

            (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent;

            (b) Amendment to Custodial Agreement. An amendment to the Custodial Agreement providing for a revised Annex 1, executed and delivered by a duly authorized officer of each of the Borrowers, the Custodian and the Agent;

            (c) Secretary's Certificates of Borrowers. A certificate of the Secretary or Assistant Secretary of each Borrower, substantially in the form of Exhibit A hereto, dated as of the date hereof, and

                (i) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of such Borrower in the jurisdiction of its organization,

                (ii) attaching a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of such Borrower authorizing (A) the execution, delivery and performance of this Amendment, and (B) the borrowings contemplated under the Loan Agreement,

                (iii) attaching certified copies of the charter and by-laws (or equivalent documents) and all amendments thereto of such Borrower, which are in full force and effect as of the date hereof, and

                (iv) certifying as to the incumbency and specimen signature of each officer executing this Amendment;

            (d) Legal Opinions. Legal opinions of counsel to the Borrowers; and

            (e) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

            2.2 Facility Fee. On or before the Amendment Effective Date, the Agent shall have received for the account of the Lenders payment from the Borrowers of an amount equal to 10 basis points (0.10%) times the Maximum Credit, such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the account specified in Section 3.01(a) of the Loan Agreement.

            2.3 Consents, Licenses, Approvals, etc. On or before the Amendment Effective Date, the Agent shall have received copies certified by the Borrowers of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrowers of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

            2.4 No Default. On the Amendment Effective Date, upon giving effect to the provisions hereof and other than as subject to the Waiver, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

            SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders, as of the date hereof and as of the Amendment Effective Date, that, upon giving effect to the provisions hereof and other than as subject to the Waiver, it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

            SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with its respective terms; provided, however, that upon the Amendment Effective Date, each reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, this Amendment and each reference to the "Loan Agreement" in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

            SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                               [SIGNATURES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                       BORROWERS
                                       ---------

                                       AMERICAN HOME MORTGAGE CORP.


                                       By:  /s/ Craig Pino
                                          ------------------------------------
                                          Name:  Craig Pino
                                          Title: SVP


                                       AMERICAN HOME MORTGAGE INVESTMENT CORP.


                                       By:  /s/ Craig Pino
                                          ------------------------------------
                                          Name:  Craig Pino
                                          Title: SVP


                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                       By:  /s/ Craig Pino
                                          ------------------------------------
                                          Name:  Craig Pino
                                          Title: SVP


                                       AMERICAN HOME MORTGAGE ACCEPTANCE, INC.


                                       By:  /s/ Craig Pino
                                          ------------------------------------
                                          Name:  Craig Pino
                                          Title: SVP


                                       AMERICAN HOME MORTGAGE SERVICING, INC.
                                          (f/k/a Columbia National,
                                          Incorporated)


                                       By:  /s/ Craig Pino
                                          ------------------------------------
                                          Name:  Craig Pino
                                          Title: SVP


                                 AMENDMENT NO. 6

                                       AGENT AND LENDER
                                       ----------------

                                       MORGAN STANLEY BANK



                                       By:  /s/ Paul Najarian
                                          ------------------------------------
                                          Name: Paul Najarian
                                          Title: Vice President


                                 AMENDMENT NO. 6

                                                                       Exhibit A
                                                                       ---------

                         Form of Secretary's Certificate


            Pursuant to Section 2.1(c) of that certain Amendment No. 6, dated as of September 27, 2004 (the "Sixth Amendment"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; as amended by the Sixth Amendment and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto by the Loan Agreement), by and among AMERICAN HOME MORTGAGE CORP. ("AHMC"), AMERICAN HOME MORTGAGE INVESTMENT CORP. ("AHM Investment"), AMERICAN HOME MORTGAGE HOLDINGS, INC. ("AHM Holdings"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC. ("AHM Acceptance"), and AMERICAN HOME MORTGAGE SERVICING, INC., formerly known as Columbia National, Incorporated ("AHM Servicing" and together with AHMC, AHM Investment, AHM Holdings and AHM Acceptance, collectively, the "Borrowers", each, a "Borrower"), the lenders from time to time parties thereto (the "Lenders") and MORGAN STANLEY BANK, as agent for the Lenders (in such capacity, the "Agent"), the undersigned hereby certifies on behalf of [AHMC / AHM Investment / AHM Holdings / AHM Acceptance / AHM Servicing] (the "Specified Borrower") as follows:

            (a) Attached hereto as "Annex A" is an original certificate dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of the Specified Borrower in its jurisdiction of organization;

            (b) Attached hereto as "Annex B" is a true, correct and complete copy of the resolutions of the Specified Borrower, together with any and all amendments thereto, authorizing the execution, delivery and performance of the Sixth Amendment and the borrowings contemplated under the Loan Agreement, such resolutions having not been amended, modified, revoked or rescinded, and the same being in full force and effect in the attached form as of the date hereof;

            (c) Attached hereto as "Annex C" is a true, correct and complete copy of the Certificate of Incorporation of the Specified Borrower and all amendments thereto, which is in full force and effect in the attached form as of the date hereof, and no amendment or other document relating to or affecting the Certificate of Incorporation has been filed with the Secretary of State of the State of Delaware since ___________, 20__, and no action has been taken by the Specified Borrower, its stockholders or directors in connection with the filing of such amendment or other document;

            (d) Attached hereto as "Annex D" is a true, correct and complete copy of the By-laws of the Specified Borrower and all amendments thereto, which are in full force and effect in the attached form as of the date hereof, and such By-laws are the only by-laws of the Specified Borrower and were in full force and effect at all times from ___________, 20__, through the date hereof and have not otherwise been revoked, rescinded or modified, and no amendment to the By-laws has been authorized by the stockholders or directors of the Specified Borrower; and

            (e) The following named individuals are duly elected, qualified and acting officers of the Specified Borrower, each such individual holding the office(s) set forth opposite his respective name as of the date hereof, and the signatures set forth beside the respective name and title of said officers and authorized signatories are true, authentic signatures:


Name                                  Title                    Signature
----                                  -----                    ---------

Michael Strauss             President and Chief
                            Executive Officer             ______________________

Stephen A. Hozie            Executive Vice President
                            and Chief Financial
                            Officer                       ______________________

Alan Horn                   Executive Vice President
                            and General Counsel, and
                            Secretary                     ______________________

Craig Pino                  Senior Vice President and
                            Treasurer                     ______________________


                               [Signatures Follow]

            IN WITNESS WHEREOF, the undersigned has hereunto executed this Secretary's Certificate as of this ___ day of September, 2004.



                                    By:_______________________________________
                                       Name:  Alan Horn
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


The undersigned, Stephen A. Hozie, does hereby certify that he is the duly elected and presently incumbent Executive Vice President and Chief Financial Officer of the Specified Borrower and in such capacity does hereby certify to the Lender that Alan Horn is the duly elected and presently incumbent Secretary of the Specified Borrower.



                                    By:_______________________________________
                                       Name:  Stephen A. Hozie
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                   Schedule 3

                                  SUBSIDIARIES
                                  ------------

                                 [See attached]

                                   Schedule 4

                              Borrower Trade Names
                              --------------------

                                 [See attached]

                                   Schedule 8

                              Leverage Calculations
                              ---------------------

                                 [See attached]